1 Quarter 2015 Financial Results Presentation May 11, 2015 st Exhibit 99.1

Disclaimer
Forward-Looking Statements
Use of Non-GAAP Financial Measures
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel
Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,”
“intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income from continuing operations before income taxes, provision for income taxes, net income from continuing operations, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three months ended March 31, 2015. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods.
Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP.
These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Chairman’s Comments
“We are pleased with our first quarter results, which represent our third best revenue quarter. That said, while investment banking was a good quarter, results can and will be lumpy, especially as we continue to build-out our capabilities. Looking forward, we are optimistic about the continued growth in our business. In today’s environment, we see ample opportunities to continue to build the premier
investment banking and wealth management firm.”

Market Overview

Note: Volumes are in million $, except trading volumes which are in million shares.
Source: Dealogic, SIFMA, Bloomberg, Strategic Insight Simfund and KBW Research.
Active
Domestic
Passive
Domestic
Total
Domestic
Active
International
Passive
International
Total
International
Cumulative
Total
2015 Q1 (37,765)      35,078        (2,687)        18,090             11,231             29,321             26,634
2014 Q4 (44,054)      19,660        (24,394)      (10,151)            13,982             3,831                (20,563)
2014 Q1 (754)            21,072        20,318        32,938             8,406                41,345             61,663
Active
Domestic
Passive
Domestic
Total
Domestic
Active
International
Passive
International
Total
International
Cumulative
Total
2015 Q1 (37,694)      56,696        19,002        18,121             48,403             66,524             85,526
2014 Q4 (44,014)      63,658        19,644        (10,065)            16,780             6,715                26,359
2014 Q1 (695)            29,723        29,028        32,946             9,637                42,584             71,611
Net Flows - Mutual Funds ($ millions)
Net Flows - Mutual Funds + ETFs ($ millions)
Rates
S&P 500 Dow
U.S. 10yr
Yield VIX
Equity
ADV
Corporate
Bond ADV
U.S. ECM
($)
U.S. DCM
($)
Municipal
Bond DCM
($)
U.S.
Announced
M&A ($)
U.S.
Completed
M&A ($)
2015 Q1
2,068 17,776 1.92% 15.3 6,916 24,777 89,751 599,168 105,903 393,899 405,581
2014 Q4
2,059 17,823 2.17% 15.7 7,004 20,489 62,086 487,339 102,942 384,614 392,033
2014 Q1
1,872 16,458 2.72% 13.9 6,944 21,854 60,285 548,025 64,331 314,454 353,662
1Q/4Q 0% 0% -25 bps -3% -1% 21% 45% 23% 3% 2% 3%
1Q/1Q
10% 8% -79 bps 10% 0% 13% 49% 9% 65% 25% 15%
Underwriting Volumes and M&A Volatility / Volumes Market Valuations

Financial Results

Stifel Financial Corp. Results
Three months ended March 31, 2015

($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 3/31/14 % Change 12/31/14 % Change
Total revenues 574,001 $        - $                  574,001 $        557,342 $        3.0% 590,673 $     (2.8%)
Interest expense 10,307             2,712                13,019             8,897                15.8% 12,604          (18.2%)
Net revenues 563,694           (2,712)              560,982           548,445           2.8% 578,069        (2.5%)
Compensation and benefits 352,283           3,410                355,693           344,705           2.2% 355,584        (0.9%)
Non-comp operating expenses 130,602           4,621                135,223           119,867           9.0% 133,052        (1.8%)
Total non-interest expenses 482,885           8,031                490,916           464,572           3.9% 488,636        (1.2%)
Income before income taxes 80,809             (10,743)            70,066             83,873             (3.7%) 89,433          (9.6%)
Provision for income taxes 30,869             (3,900)              26,969             32,436             (4.8%) 31,299          (1.4%)
Net income 49,940 $          (6,843) $           43,097 $          51,437 $          (2.9%) 58,134 $       (14.1%)
Earnings per diluted common share 0.65 $               (0.09) $             0.56 $               0.68 $               (4.4%) 0.75 $            (13.3%)
Weighted average number of shares outstanding:
Diluted 77,359 75,691 2.2% 77,540 (0.2%)
Ratios to net revenues :
Compensation and benefits 62.5% 63.4% 62.9% 61.5%
Non-comp operating expenses 23.2% 24.1% 21.9% 23.0%
Income before income taxes 14.3% 12.5% 15.2% 15.5%
Three Months Ended March 31, 2015 Three Months Ended
(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions. and the write-off of debt issuance costs as a result of the redemption of our
6.70% senior notes in January 2015.
(2) Results for the three months ended March 31, 2014 and December 31, 2014 are Core (non-GAAP).
_________________________________________________________
(1)
(2)
(2)

Q1 2015	Q115 Mean	% Δ	$ Δ	EPS
Revenues	CORE	Analyst			
Commissions	$ 180.3	$ 175.6	2.7%	$ 4.7	
Principal transactions	100.2	107.1	(6.4%)	(6.9)	
Brokerage revenues	*280.5*	*282.7*	*(0.8%)*	*(2.2)*	
Investment banking	125.1	153.1	(18.3%)	(28.0)	
Asset management and service fees	113.9	109.9	3.6%	4.0	
Net Interest	32.4	38.3	(15.4%)	(5.9)	
Other income	11.8	6.9	71.0%	4.9	
Net revenues	**563.7**	**590.9**	**(4.6%)**	**(27.2)**	$ (0.22)
Non-intreest expenses					
Compensation and benefits	352.3	371.1	(5.1%)	(18.8)	$ (0.15)
Compensation & benefit rate	**62.5%**	**62.8%**	(0.5%)	**-0.3%**	
Income before non-comp op ex	**211.4**	**219.8**	(3.8%)	**(8.4)**	$ (0.07)
Non-compensation operating expenses	130.6	130.0	0.5%	0.6	$ (0.00)
Non-compensation rate	**23.2%**	**22.0%**	(10.0%)	**(2.2%)**	
Income before income taxes	**80.8**	**89.8**	(10.0%)	**(9.0)**	$ (0.07)
Provisions for income taxes	30.9	33.2	(6.9%)	(2.3)	
Tax Rate	**38.2%**	**37.0%**	3.4%	**1.3%**	$ (0.01)
Net Income	**$ 49.9**	**$ 56.6**	(11.8%)	**$ (6.7)**	$ (0.08)
Diluted EPS					
EPS	**$ 0.65**	**$ 0.73**		**$ (0.08)**	
Weighted average shares outstanding					
Diluted EPS	77.4	77.8		(44.1%)	
Operating net income margin	8.9%	9.6%		24.6%	
Income before income taxes	14.3%	15.2%		33.1%	

STIFEL

6 Q1 2015 Core Results vs. Estimates

Source of Revenues

($ in thousands)
3/31/15 3/31/14
%
Change
12/31/14
%
Change
Commissions 180,302 $    172,243 $    4.7% 174,990 $        3.0%
Principal transactions 100,205       110,360       (9.2%) 94,109             6.5%
Brokerage revenues 280,507       282,603       (0.7%) 269,099           4.2%
Capital raising 75,646         76,811         (1.5%) 71,175             6.3%
Advisory 49,443         58,773         (15.9%) 103,423           (52.2%)
Investment banking 125,089       135,584       (7.7%) 174,598           (28.4%)
Asset mgt and service fees 113,869       89,170         27.7% 105,962           7.5%
Other 11,800         5,238            125.3% (3,960)              398.0%
    Total operating revenues 531,265       512,595       3.6% 545,699           (2.6%)
Interest revenue 42,736         42,836         (0.2%) 44,935             (4.9%)
    Total revenues 574,001       555,431       3.3% 590,634           (2.8%)
Interest expense 13,019         8,675            50.1% 12,604             3.3%
    Net revenues 560,982 $    546,756 $    2.6% 578,030 $        (2.9%)
Three Months Ended

Brokerage & Investment Banking Revenues
($ in thousands)
3/31/15 3/31/14
% Change
12/31/14
% Change
Global Wealth Management 157,995 $   160,151 $   (1.3%) 160,022 $   (1.3%)
Institutional Group
Equity brokerage 61,803        64,456        (4.1%) 67,273        (8.1%)
Fixed income brokerage 60,709        57,995        4.7% 41,804        45.2%
Total Institutional Group 122,512      122,451      0.0% 109,077      12.3%
Total brokerage revenues 280,507      282,602      (0.7%) 269,099      4.2%
Investment Banking:
Capital raising
Equity 48,931        60,429        (19.0%) 49,863        (1.9%)
Fixed income 26,715        16,382        63.1% 21,312        25.4%
Total capital raising 75,646        76,811        (1.5%) 71,175        6.3%
Advisory fees 49,443        58,773        (15.9%) 103,423      (52.2%)
Total Investment banking 125,089 $   135,584 $   (7.7%) 174,598 $   (28.4%)
Three Months Ended

Core Non-Interest Expenses
Three months ended March 31, 2015
($ in thousands)
3/31/15
(1)
3/31/14 % Change 12/31/14 % Change 3/31/15
(1)
3/31/14 12/31/14
Net revenues 563,694 $      548,445 $      2.8% 578,069 $      (2.5%) 100.0% 100.0% 100.0%
Compensation and benefits 329,228         321,253         2.5% 332,364         (0.9%) 58.4% 58.6% 57.5%
Transition pay
(2)
23,055           23,452           (1.7%) 23,220           (0.7%) 4.1% 4.3% 4.0%
Total compensation and benefits 352,283         344,705         2.2% 355,584         (0.9%) 62.5% 62.9% 61.5%
Occupancy and equipment rental 43,158           39,820           8.4% 42,798           0.8% 7.7% 7.3% 7.4%
Communication and office supplies 28,755           24,821           15.8% 28,450           1.1% 5.1% 4.5% 4.9%
Commissions and floor brokerage 9,800             9,029             8.5% 8,308             18.0% 1.7% 1.6% 1.4%
Other operating expenses 48,889           46,197           5.8% 53,496           (8.6%) 8.7% 8.4% 9.3%
Total non-comp operating expenses 130,602         119,867         9.0% 133,052         (1.8%) 23.2% 21.9% 23.0%
Total non-interest expense 482,885         464,572         3.9% 488,636         (1.2%) 85.7% 84.7% 84.5%
Income before income taxes 80,809           83,873           (3.7%) 89,433           (9.6%) 14.3% 15.3% 15.5%
Provision for income taxes 30,869           32,436           (4.8%) 31,299           (1.4%) 5.5% 5.9% 5.4%
Non-GAAP net income 49,940 $        51,437 $        (2.9%) 58,134 $        (14.1%) 8.9% 9.4% 10.1%
Non-core expenses (after-tax)
(6,843) (4,055)                (12,952)
GAAP net income 43,097 $        47,382 $        45,182 $
Three Months Ended % of Net revenues

_________________________________________________________
(1) Excludes non-core  adjustments consisting of merger-related revenues and expenses associated with our acquisitions and the write-off of debt issuance costs as a result of the redemption of our
6.70% senior notes in January 2015.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

Segment Comparison - Core

(1) Excludes the Other segment.
_________________________________________________________
($ in thousands)
3/31/15 3/31/14
% Change
12/31/14
%
Change
Net revenues:
Global Wealth Management 329,410 $   297,183 $   10.8% 310,980 $   5.9%
Institutional Group 238,607      249,987      (4.6%) 272,686      (12.5%)
Other (4,323)        1,275          nm (5,597)        (22.8%)
563,694 $   548,445 $   2.8% 578,069 $   (2.5%)
Operating contribution:
Global Wealth Management 98,847 $     79,676 $     24.1% 84,178 $     17.4%
Institutional Group 32,331        44,923        (28.0%) 34,787        (7.1%)
Other (50,369)      (40,726)      23.7% (29,532)      70.6%
80,809 $     83,873 $     (3.7%) 89,433 $     (9.6%)
Operating contribution
Global Wealth Management 30.0            26.8            27.1
Institutional Group 13.6            18.0            12.8
14.3            15.2            15.5
As a percentage of net revenues:
Three Months Ended
(1)

Global Wealth Management
($ in thousands) 3/31/15 3/31/14 % Change 12/31/14 % Change
Commissions 116,214 $    112,997 $    2.8% 115,351 $    0.7%
Principal transactions 41,781         47,154         (11.4%) 44,671         (6.5%)
Asset management & service fees 113,666       89,130         27.5% 105,511       7.7%
Net interest 37,924         35,262         7.5% 40,236         (5.7%)
Investment banking 10,326         11,280         (8.5%) 9,811           5.2%
Other income 9,499           1,360           598.3% (4,600)          nm
Net revenues 329,410       297,183       10.8% 310,980       5.9%
Compensation and benefits 183,243       174,168       5.2% 180,491       1.5%
Non-comp operating expenses 47,320         43,339         9.2% 46,311         2.2%
Total non-interest expenses 230,563       217,507       6.0% 226,802       1.7%
Income before income taxes 98,847 $      79,676 $      24.1% 84,178 $      17.4%
Ratios to net revenues :
Compensation and benefits 55.6% 58.6% 58.0%
Non-comp operating expenses 14.4% 14.6% 14.9%
Income before income taxes 30.0% 26.8% 27.1%
Three Months Ended

As of 3/31/15		As of 3/31/14			As of 12/31/14		
	Actual ($)	**Yield (%)**	Actual ($)	Yield (%)	% Change	Actual ($)	Yield (%)	% Change
Assets								
Cash	**48,131**	**0.24**	183,066	0.55	(73.7%)	119,501	0.31	(59.7%)
Investment securities [1]	**2,599,854**	**2.24**	3,084,007	2.54	(15.7%)	2,684,947	2.61	(3.2%)
Bank loans [2]	**2,505,007**	**3.14**	1,616,832	3.49	54.9%	2,298,929	3.39	9.0%
Total interest earning assets	**5,152,992**	**2.63**	4,883,905	2.67	5.5%	5,103,377	2.92	1.0%
Other assets (non-interest earning)	**136,357**		127,082			134,593		1.3%
Total assets	**5,289,349**		5,010,987		5.6%	5,237,970		1.0%
Liabilities								
Deposits	**4,834,042**	**0.18**	4,607,819	0.15	4.9%	4,790,084	0.08	0.9%
Other liabilities (non-interest bearing)	**59,938**		51,478		16.4%	41,867		43.2%
Total liabilites	**4,893,980**		4,659,297		5.0%	4,831,951		1.3%
Net interest margin		**2.46**		2.53			2.75	
Allowance for loan losses	**$ 22,567**		$ 14,131		59.7%	$ 20,731		8.9%
Allowance as a percentage of loans	**0.96** %		0.94 %			0.94 %		
Non-performing assets as a percentage of total assets	**0.13** %		0.03 %			0.11 %		

STIFEL

Stifel Bank & Trust
(an operating unit of GWM)

Note:  Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages.
(1) Investment securities includes available-for-sale and held-to-maturity securities.
(2) Includes loans held for sale.
_________________________________________________________

Institutional Group
($ in thousands) 3/31/15 3/31/14 % Change 12/31/14 % Change
Net revenues 238,607 $    249,987 $    (4.6%) 272,686 $    (12.5%)
Compensation and benefits 149,411       154,234       (3.1%) 176,897       (15.5%)
Non-comp operating expenses 56,865         50,830         11.9% 61,002         (6.8%)
Total non-interest expenses 206,276       205,064       0.6% 237,899       (13.3%)
Income before income taxes 32,331 $      44,923 $      (28.0%) 34,787 $      (7.1%)
Ratios to net revenues :
Compensation and benefits 62.6% 61.7% 64.9%
Non-comp operating expenses 23.8% 20.3% 22.3%
Income before income taxes 13.6% 18.0% 12.8%
Three Months Ended

Financial Condition

Capital Structure
(in thousands, except ratios)

_________________________________________________________
As of
($ in thousands)
3/31/15 3/31/14 12/31/14
Total Assets 9,373,137 $ 9,387,814 $ 9,518,151 $
Stockholders' Equity 2,363,244    2,100,140    2,322,038
4.250% senior notes, due 2024 300,000 $    - $            300,000 $
5.375% senior notes, due 2022 150,000       150,000       150,000
4.250% senior notes, due 2024 -               175,000       175,000
Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500         82,500         82,500
Total Capitalization 2,895,744 $ 2,507,640 $ 3,029,538 $
Ratios:
Debt to Equity
(1)
22.5% 19.4% 30.5%
Tier 1 Leverage Ratio 17.5% 15.1% 16.5%
Tier 1 Risk Based Capital Ratio 29.9% 25.7% 25.0%
As of
(1) Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts and Senior Notes divided by stockholders’equity.

43.2% CAGR
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,558
$3,167
$4,213
$4,952
$6,966
$9,009
$9,518
$9,373
2008
2009
2010
2011
2012
2013
2014
Q1 2015

STIFEL

Historical Asset Balances (in thousands) 16

As of
3/31/15 3/31/14 % Change 12/31/14 % Change
Total assets (000s):
Stifel Nicolaus & Stifel Financial 4,083,788 $           4,376,827 $        (6.7%) 4,280,181 $        (4.6%)
Stifel Bank 5,289,349              5,010,987           5.6% 5,237,970           1.0%
Total assets 9,373,137              9,387,814 $        (0.2%) 9,518,151           (1.5%)
Total shareholders' equity (000s):
Stifel Nicolaus & Stifel Financial 1,967,874 $           1,748,450 $        12.5% 1,916,019 $        2.7%
Stifel Bank 395,370                 351,690               12.4% 406,019               (2.6%)
Total shareholders' equity 2,363,244              2,100,140 $        12.5% 2,322,038           1.8%
Leverage ratio:
Stifel Nicolaus & Stifel Financial 1.6                            2.0                         (20.3%) 1.6                         (1.3%)
Stifel Bank 13.4                         14.2                       (6.1%) 12.9                       4.0%
Total leverage ratio 3.2                            3.7                         (14.3%) 3.1                         2.1%
Book value per share 34.83 $                    32.09 $                8.5% 35.00 $                (0.5%)
Financial advisors
(1)
2,097                       2,081                    0.8% 2,103                    (0.3%)
Full-time associates 6,274                       5,831                    7.6% 6,223                    0.8%
Locations 368                          359                        2.5% 367                        0.3%
Total client assets (000s) 188,616,000 $      168,899,000 $   11.7% 186,558,000 $   1.1%
As of

Other Financial Data
(1) Includes 134, 141, and 138 independent contractors as of March 31, 2015, March 31, 2014, and December 31, 2014.
_________________________________________________________

Acquisition Updates

To build the premier investment banking and wealth management firm
Over 2,800
financial advisors
in 353 branches
with $200 billion in
client assets¹
Private Client
Asset
Management
Bank
$20B in total
assets managed
through various
strategies
Equities Sales
+ Trading
$5.3B in assets
funded by client
deposits
Global Wealth Management Institutional
Fixed Income
Sales +
Trading
Investment
Banking
Research
Experienced sales
force with
extensive
distribution
capabilities
Comprehensive
platform including
research, strategy
and DCM teams
Over 350
professionals with
extensive
experience across
all products and
industry verticals
Largest research
platform with over
1,400 U.S. and 120
European stocks
covered
Strategic Vision
¹Includes pro forma for Sterne Agee.

Organic vs. Acquisition Growth
Organic growth has accounted for approximately 45% and
acquisitions have accounted for approximately 55% of Stifel’s growth since 2004
Outlook on acquisitions: Position Stifel to take advantage of opportunities
Revenues Total Private Client Asset Mgmt Bank
Equities Sales
+ Trading
Fixed Income
Sales +
Trading
Investment
Banking
2004 $247
191
$9 $7 $40
Acquisitions $1,445 $470 $80 $20 $235 $265 $375
% of Growth 55% 40% 89% 15% 89% 80% 60%
Organic $1,170 $700 $10 $110 $30 $65 $255
% of Growth 45% 60% 11% 85% 11% 20% 40%
Pro Forma $2,615 $1,170 $90 $130 $265 $330 $630
Acquisitions include: Legg Mason (2005), Ryan Beck (2007), First Service/Stifel Bank (2007), Butler Wick (2008), 56 UBS branches (2009), Thomas Weisel
Partners (2010), Stone & Youngberg (2011), Miller Buckfire (2012), KBW (2013), Knight (2013), Ziegler (2013), Acacia (2013), De La Rosa (2014), Oriel
(2014), 1919 Investment Counsel (2014), Merchant (2015), Sterne Agee (2015). Estimated acquired revenues expected to be realized at date of acquisition.

Sterne Agee Acquisition Update
Expected to close on or around the end of May 2015
100% retention of Sterne Agee’s traditional financial advisors
Stifel and Sterne Agee sold Sterne Agee’s Institutional Equities business, including
Equity Sales, Trading and Research to CRT Capital Group
Accomplished our goal of keeping approximately 170 professionals together so they can continue their careers as a team
Stifel, Sterne Agee and Stephens reached an agreement whereby five Managing
Directors in the Depository Investment Banking Group of Sterne Agee will join Stephens
Stifel and Sterne Agee have agreed with the founders of the FBC Mortgage business to sell the business back to them.
Acquired business lines (Private Client, Independent Advisors, Fixed Income, Trust and
Clearing) are expected to add $300 - $325 million in annual gross revenues

($ in thousands) Actual Estimate 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16
Existing acquisitions
Duplicative operating expenses:
Acacia Federal Savings Bank -           -           -           -           -           -           -
De La Rosa & Co., Inc. 86            120          120          120          -           -           -
Keefe, Bruyette & Woods, Inc. -           -           -           -           -           -           -
Knight Fixed Income 1,903       2,600       2,600       2,600       2,600       2,600       -
1919 Investment Counsel 848          300          300          200          200          -           -
Miller Buckfire & Co., LLC 1,056       1,400       1,400       -           -           -           -
Oriel Securities Holding Limited 1,596       1,000       1,000       500          -           -           -
Ziegler Capital Management -           -           -           -           -           -           -
Merchant Capital 62            -           -           -           -           -           -
Debt issuance cost write-off 2,711       -           -           -           -           -           -
Intangible amortization 2,260       1,600       2,200       2,200       2,200       2,200       2,200
Sterne Agee
Signing and recruiting 221          -
Stock-based compensation -           -           32,000     -           -           -           -
Duplicative operating expenses -           -           20,000     18,700     15,200     11,700     8,200
Total Deal Costs (pre-tax) 10,743     7,020       59,620     24,320     20,200     16,500     10,400
Total Deal Costs (after-tax) (1) 6,843 $    4,212 $    35,772 $  14,592 $  12,120 $  9,900 $    6,240 $
Three months ended
Estimate 3/31/15
Non-Core Deal Costs
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(1) Assumes an effective income tax rate of 40.0%.

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